UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2022

ALSET EHOME INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39732	83-1079861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane Suite 210 Bethesda, Maryland 20814	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 971-3940

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AEI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 17, 2022, Alset EHome International Inc. (the “Company”) entered into a securities purchase agreement with Heng Fai Ambrose Chan, its Chairman, Chief Executive Officer and largest shareholder, pursuant to which the Company purchased from Mr. Chan 293,428,200 ordinary shares of Alset International Limited (“AI”) for a purchase price of 29,468,977 newly issued shares of the Company’s common stock (the “Company Shares”).

Also on January 18, 2022, the Company entered into a stock purchase agreement with DSS, Inc. (“DSS”) pursuant to which the Company sold 877,248,065 ordinary shares of AI to DSS for a purchase price of 59,979,582 newly issued shares of DSS’s common stock.

Also on January 18, 2022, the Company entered into a stock purchase agreement with DSS, pursuant to which it sold its wholly owned subsidiary True Partner International Limited (HK) (“TP”), and all of TP’s 62,122,908 ordinary shares of True Partner Capital Holding Limited, to DSS for a purchase price of 11,397,080 newly issued shares of DSS’s common stock.

The closing of the transaction with Mr. Chan is subject to approval of Nasdaq and the Company’s stockholders, and the closing of the transactions with DSS are subject to approval of the NYSE and DSS’s stockholders. Following the closings, the Company will own 55.52% of DSS, 60.25% of AI and 0% of TP, as compared to the 15.24%, 85.36% and 100% current ownership of these entities, respectively.

In addition to the Company's current and potential ownership of DSS described above, certain majority-owned subsidiaries of the Company currently own approximately 9.70% of DSS, and following the closing of the transactions described herein, will own approximately 5.12% of DSS.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement with Heng Fai Ambrose Chan
10.2	Stock Purchase Agreement with DSS, Inc. (sale of AI shares)
10.3	Stock Purchase Agreement with DSS, Inc. (sale of TP)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ALSET EHOME INTERNATIONAL INC.

Dated: January 20, 2022	By:	/s/ Rongguo Wei
	Name:	Rongguo Wei
	Title:	Co-Chief Financial Officer